                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE FIRST PHILIPPINE FUND INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 26, 1995
                         ------------------------------

     The Annual Meeting of Stockholders of The First Philippine Fund Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 26, 1995 at 9:30 A.M., New York time, for the following purposes:

     1. To elect three Class II directors to serve for terms expiring on the date of the annual meeting of stockholders in 1998.

     2. To ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending June 30, 1996.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed August 18, 1995 as the record date for the meeting. Only holders of the Fund's common stock at the close of business on such date will be entitled to notice of, and to vote at, such meeting or any adjournments thereof. The stock transfer books will not be closed.

     A copy of the Fund's Annual Report for the fiscal year ended June 30, 1995 has been previously sent to stockholders.

                                          By order of the Board of Directors,

                                          William H. Bohnett
                                          Secretary

Dated: September 1, 1995

                                   IMPORTANT

     UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING, THEREBY SAVING YOUR FUND THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                         ------------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 26, 1995
                         ------------------------------

                              GENERAL INFORMATION

     The Board of Directors of The First Philippine Fund Inc. (the "Fund") solicits the proxies of the holders of the Fund's common stock for use at the Annual Meeting of Stockholders of the Fund to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 26, 1995 at 9:30 A.M., New York time and at any adjournments thereof.

     This Proxy Statement and the form of proxy enclosed herewith were first mailed to stockholders on September 1, 1995. Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement.

     The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, telegram or personal interview. In addition, the Fund has retained the services of Shareholder Communications Corporation to solicit proxies from stockholders. The cost of such services is estimated at $5,000 plus out-of-pocket expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's shares of common stock on the record date, incurred in mailing copies of the Annual Report, this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's shares of common stock.

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on August 18, 1995 are entitled to notice of, and to vote at, the meeting. Each such holder is entitled to one vote per share of common stock so held on all business of the meeting and any adjournments thereof. As of the record date, there were 11,225,000 shares of common stock outstanding.

     COPIES OF THE FUND'S ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE TO ANY SHAREHOLDER. REPORTS MAY BE ORDERED BY WRITING CLEMENTE CAPITAL, INC., 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019 OR CALLING (800) 432-8224.

                             ELECTION OF DIRECTORS

     The Board of Directors (the "Board") is divided into three classes in accordance with the Fund's Charter and By-Laws. The class of directors (Class
II) whose term will expire at the 1995 Annual Meeting consists of three current directors, Stephen Bosworth, Leopoldo M. Clemente, Jr. and Peter Favila, who are each nominated for election for a term of three years to expire at the 1998 annual meeting and until their successors are duly elected and qualified.

     Directors shall be elected by a plurality of the stock voting at the meeting. Votes shall be tabulated by The Bank of New York. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining votes cast on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     Each of the nominees has consented to serve as a director of the Fund if elected. In the event that any of such nominees should become unavailable for election for any presently unforeseen reason, the proxies will be voted for such person, if any, as shall be designated by the Board to replace any such nominee.

     The information set forth below as to the ages and principal occupations of these nominees and the other members of the Board of Directors, and the number of shares of common stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such directors or nominees.

                 NOMINEES FOR THREE YEAR TERMS EXPIRING IN 1998
                                   (CLASS II)

                                                                                        NUMBER AND
                                                                                        PERCENTAGE
                                                                                         (IF OVER
                                                                                            1%)
                                                                                         OF SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED AS OF
                                               PRINCIPAL OCCUPATION          DIRECTOR   AUGUST 18,
       NAME AND ADDRESS          AGE          DURING PAST FIVE YEARS          SINCE       1995(1)
 -----------------------------   ----   ----------------------------------   --------   -----------
 Stephen Bosworth                 55    President of U.S./Japan Foundation   October       1,200
 145 East 32nd Street                   since 1988; Executive Director,        1989
 New York, NY 10016                     Korean Energy Development
                                        Organization from 1995 to present;
                                        U.S. Ambassador to the Philippines
                                        from 1984 to 1987; Adjunct
                                        Professor at Columbia University
                                        from 1990 to present.
 *Leopoldo M. Clemente, Jr.       57    Executive Vice President and         October       1,200(3)
 152 West 57th Street                   Managing Director of the Fund          1989
 New York, NY 10019                     since October 1989; President and
                                        Chief Investment Officer of
                                        Clemente Capital, Inc. since 1987;
                                        President and Director of Clemente
                                        Global Growth Fund, Inc.; Director
                                        of Philippine Strategic Invest-
                                        ment (Holdings) Limited.

                                                                                        NUMBER AND
                                                                                        PERCENTAGE
                                                                                         (IF OVER
                                                                                            1%)
                                                                                         OF SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED AS OF
                                               PRINCIPAL OCCUPATION          DIRECTOR   AUGUST 18,
       NAME AND ADDRESS          AGE          DURING PAST FIVE YEARS          SINCE       1995(1)
 -----------------------------   ----   ----------------------------------   --------   -----------
 Peter Favila                     45    Chairman and Director of the Fund      July           --
                                        since July 1995; President of          1995
                                        Philippine National Bank since
                                        July 1995; Chairman and Director
                                        of PNB Investments Limited since
                                        July 1995; President, Security
                                        Bank Corporation from 1990 to June
                                        1995; Director, Jardine Flemings
                                        (an investment house) from 1988 to
                                        1990.

                   MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 1997
                                   (CLASS I)

                                                                                        NUMBER AND
                                                                                        PERCENTAGE
                                                                                         (IF OVER
                                                                                            1%)
                                                                                         OF SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED AS OF
                                               PRINCIPAL OCCUPATION          DIRECTOR   AUGUST 18,
       NAME AND ADDRESS          AGE          DURING PAST FIVE YEARS          SINCE       1995(1)
 -----------------------------   ----   ----------------------------------   --------   -----------
 Adrian C. Cassidy                79    Retired Chief Financial Officer of   October       3,400(2)
 71 Selby Lane                          Pacific Telephone & Telegraph;         1989
 Atherton, CA 94026                     Consultant to Discount Corporation
                                        of New York Advisors from 1985 to
                                        April 1990; Director of Clemente
                                        Global Growth Fund, Inc. and
                                        Datron Systems, Inc.
                                        (communications company).
 *M.A.T. Caparas                  71    Director, Century Holding Corp.      October          --
 1266 Lubich Drive                      from 1992 to present;                  1994
 Mountain View, CA 94040                Vice-Chairman of the Board,
                                        Century Bank, Los Angeles, Cal-
                                        ifornia from 1992 to 1995;
                                        Chairman, Philippine Presidential
                                        Commission on Good Government from
                                        1988 to 1990.
 Stephen J. Solarz                55    Member, United States House of       October          --
 1120 Bellview Road                     Representatives from 1975 to 1992;     1994
 McLean, VA 22102                       President, Solarz Associates, an
                                        international consulting firm from
                                        1992 to present; Chairman, Central
                                        Asian-American Enterprise Fund;
                                        Visiting Professor of
                                        International Relations, George
                                        Washington University; Director of
                                        Astrum International Corp. (a
                                        holding company for luggage, water
                                        conditioning and other
                                        businesses).

                   MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 1996
                                  (CLASS III)

                                                                                        NUMBER AND
                                                                                        PERCENTAGE
                                                                                        (IF OVER1%)
                                                                                         OF SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED AS OF
                                               PRINCIPAL OCCUPATION          DIRECTOR   AUGUST 18,
       NAME AND ADDRESS          AGE          DURING PAST FIVE YEARS          SINCE       1995(1)
 -----------------------------   ----   ----------------------------------   --------   -----------
 *Lilia C. Clemente               54    President of the Fund since Octo-    October       1,200(3)
 152 West 57th Street                   ber 1989; Chairman and Chief           1989
 New York, NY 10019                     Executive Officer of Clemente
                                        Capital, Inc. since 1986; Chairman
                                        and Director of Clemente Global
                                        Growth Fund, Inc.; Director of
                                        Philippine Strategic Investment
                                        (Holdings) Limited.
 Edgardo B. Espiritu              60    Vice-Chairman and President of       October          --
 Ritz Tower                             Westmont Bank from June 1994 to        1989
 Makati, Metro Manila                   present; Chairman and Chief
 Philippines                            Executive Officer of EBE Company
                                        from 1992 to present; Chairman of
                                        the Fund from October 1990 to
                                        October 1992; President and Vice
                                        Chairman of Philippine National
                                        Bank from 1986 to May 1992.
 Joseph A. O'Hare, S.J.           64    President of Fordham University      October          --
 Fordham University                     since July 1984.                       1989
 Bronx, NY 10458
 Robert B. Oxnam                  52    Senior Advisor, Bessemer             October         100
 630 Fifth Avenue                       Securities Corp., November 1992 to     1989
 New York, NY 10111                     present; President of The Asia
                                        Society, a non- profit,
                                        non-political educational
                                        institution, from 1981 to November
                                        1992; Adjunct Professor, Columbia
                                        University from 1994 to present,
                                        and Professor, Williams College
                                        from 1994 to present; Director of
                                        Clemente Global Growth Fund, Inc.
 All Directors and Officers as                                                             8,100
   a Group (14 persons)

- ---------------
 * Directors considered by the Fund's counsel to be persons who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment advisers. Peter Favila and Mr. and Mrs. Clemente are deemed to be interested persons because of their affiliation with the Fund's investment adviser, Clemente Capital, Inc., or the Philippine Adviser, Philippine National Bank, or because they are officers of the Fund or both.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) The 3,400 shares attributed to Mr. Cassidy are held in a family trust of which he and his wife are co-trustees.

(3) Lilia C. Clemente and Leopoldo M. Clemente, Jr. are husband and wife. Each disclaims beneficial ownership of the other's shares.

     In addition to Mr. and Mrs. Clemente, Valentin Araneta, William H. Bohnett, Thomas J. Prapas, Roberto U. Ticzon and Efren L.L. Cruz serve as executive officers of the Fund, as set forth below. Each of the executive officers serves at the pleasure of the Board.

                                                         PRINCIPAL OCCUPATION
       NAME AND ADDRESS          AGE                    DURING PAST FIVE YEARS
- ------------------------------   ----   -------------------------------------------------------
Valentin Araneta                  43    Executive Vice President and Managing Director of the
PNB Financial Building                  Fund since January 1995; Managing Director and a
Roxas Boulevard                         Director of the Philippine Adviser since 1992;
Pasay City, Metro Manila                Executive Vice President of Philippine National Bank
Philippines                             since 1980; Managing Director of PNB International
                                        Finance Ltd. since 1988.
William H. Bohnett                47    Secretary of the Fund since October 1989; Partner of
666 Fifth Avenue                        Fulbright & Jaworski L.L.P. (law firm), U.S. Counsel to
New York, NY 10103                      the Fund, since February 1991; Partner of Gaston & Snow
                                        from 1983 to January 1991.
Thomas J. Prapas                  56    Treasurer of the Fund since October 1989; Chief
152 West 57th Street                    Economist and Portfolio Manager at Clemente Capital,
New York, NY 10019                      Inc. since 1986; Lecturer in Economics at College of
                                        Staten Island (City University of New York) from
                                        September 1967 to January 1990.
Roberto U. Ticzon                 44    Vice President of the Fund since 1994; Portfolio
152 West 57th Street                    Manager at the Adviser since 1994; Portfolio Manager at
New York, NY 10019                      Nomura Investment Management Co. Ltd. from 1988 to
                                        March 1994.
Efren L.L. Cruz                   33    Vice President of the Fund since October 1994;
PNB Financial Building                  Assistant Vice President of Philippine National Bank
Roxas Boulevard                         since July 1994; Manager at the Philippine Adviser from
Pasay City, Metro Manila                February 1991 to June 1994 and Assistant Manager from
Philippines                             March 1990 to February 1991; Associate Consultant to
                                        the Wyatt Company Philippines, Inc. from April 1989 to
                                        February 1991.

     The Board held four meetings during the fiscal year ended June 30, 1995. Each director attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which they served. The Board has appointed an Audit Committee, presently consisting of Messrs. Bosworth, Cassidy and Oxnam, which met once during the fiscal year. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund. Mr. Espiritu failed to timely file one Form 4 reporting one transaction in the Fund's Common Stock.

     Directors who are not affiliated with Clemente Capital, Inc. (the "Adviser") or PNB Investments Limited (the "Philippine Adviser") receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $500 for each directors' meeting which they attend and reimbursement for out-of-pocket expenses in connection with their attendance at directors' meetings. The Fund does not pay any pension or other benefits to its directors. For the fiscal year ended June 30, 1995, the following table sets forth compensation received by the Fund's directors from the Fund and Clemente Global Growth Fund, Inc., a registered closed-end investment company for which Clemente Capital, Inc. acts as investment adviser.

                                                                           TOTAL COMPENSATION
                                                                           FROM THE FUND AND
                                                          COMPENSATION      CLEMENTE GLOBAL
                       NAME OF DIRECTOR                   FROM THE FUND    GROWTH FUND, INC.
        -----------------------------------------------   -------------    ------------------
        Stephen Bosworth...............................     $12,000           $12,000
        Leopoldo M. Clemente, Jr.......................        0                 0
        Peter Favila...................................        0                 0
        Adrian C. Cassidy..............................      12,500            20,500
        M.A.T. Caparas.................................         500               500
        Stephen J. Solarz..............................       5,500             5,500
        Lilia C. Clemente..............................        0                 0
        Edgardo B. Espiritu............................      12,500            12,500
        Joseph A. O'Hare, S.J..........................      12,000            12,000
        Robert B. Oxnam................................      12,000            20,500

     The Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, receives an investment advisory fee.

     The Philippine Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives an investment advisory fee from the Adviser.

     Philippine National Bank ("PNB"), which acts as trustee of a trust fund arrangement under which certain of the Fund's assets are held in the Philippines, and which pays the compensation and certain expenses of its personnel who serve as directors and as officers of the Fund, receives a monthly fee of .15% (on an annualized basis) of the Fund's average weekly net assets held in the trust, subject to a $150,000 minimum fee per year, for administration of the trust fund arrangement, including portfolio accounting and valuation services.

     Fulbright & Jaworski L.L.P., of which William H. Bohnett, the Secretary of the Fund, is a partner, acts as legal counsel to the Fund.

     As of August 18, 1995, the United Nations Joint Staff Pension Fund owned approximately 7.8% of the outstanding shares of the Fund. As of such date, no other person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund.

                        RATIFICATION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     At a meeting held on July 27, 1995, the Board, including a majority of directors who are not interested persons of the Fund, selected Price Waterhouse LLP to act as the Fund's independent accountants for the fiscal year ending June 30, 1996. Such selection is being submitted to the stockholders for ratification. The employment of Price Waterhouse LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. Price Waterhouse LLP has acted as the Fund's independent accountants from the Fund's inception.

     The services to be provided by the Fund's independent accountants include examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and review of the Fund's annual federal and state income tax returns.

     One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                      INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

     The Adviser, a New York corporation, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente, President and Director of the Fund, is Chairman, Chief Executive Officer and a director of the Adviser. Leopoldo M. Clemente, Jr., a Director of the Fund, is President, Chief Investment Officer and a director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Michael K. Majure, Executive Vice President of Diaz-Verson Capital Investments, Inc.; Irving L. Gartenberg, Esq., general counsel to the Adviser; and Thomas J. Prapas, Managing Director and Chief Economist for the Adviser. Mrs. Clemente owns approximately 70% of the outstanding Common Stock of the Adviser. The address for Mr. and Mrs. Clemente and Mr. Prapas is 152 West 57th Street, New York, New York 10019. The address for Messrs. Diaz-Verson and Majure is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904. The address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017.

THE PHILIPPINE ADVISER

     The Philippine Adviser was organized in November 1988 under the laws of Hong Kong and has its principal offices at 110-116 Queen's Road, Central Hong Kong. The Philippine Adviser is a wholly-owned subsidiary of PNB International Finance Limited, a wholly-owned subsidiary of PNB. PNB, the largest bank in the Philippines, is 57% owned by the Philippine Government. However, under the Charter of PNB (Executive Order No. 80), a nine member, shareholder elected board of directors directs the affairs and business of PNB, manages and preserves its properties and assets, and exercises its corporate powers. The remaining 43% of PNB is owned by various individuals, none of whom own 5% or more of PNB's outstanding securities. PNB serves as trustee of certain of the Fund's Philippine securities pursuant to a Trust Agreement between PNB and the Fund dated November 7, 1989.

     Peter Favila, Chairman of the Board of Directors of the Fund, is President of PNB and Chairman and a Director of the Philippine Adviser. Valentin A. Araneta, Executive Vice President and Managing Director of the Fund, is Managing Director and a Director of the Philippine Adviser and Executive Vice President of PNB. In addition to Messrs. Favila and Araneta, the Philippine Adviser's Directors are Inocencio Deza, Pedro Jaminola, Jr. and Francisco Magsajo, Jr. The address of Messrs. Favila, Araneta, Deza, Jaminola and Magsajo is PNB Financial Building, Roxas Boulevard, Pasay City, Metro Manila, Philippines.

THE ADMINISTRATOR

     PFPC, Inc., the Fund's administrator, has its principal office at 103 Bellevue Parkway, Wilmington, Delaware 19809.

                                 MISCELLANEOUS

     As of the date of this Proxy Statement, management does not know of any other matters that will come before the meeting. In the event that any other matter properly comes before the meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

     All shares represented by proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the meeting.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by October 26, 1995, the persons named in the enclosed form of proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named in the enclosed form of proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournments those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                              1996 ANNUAL MEETING

     Stockholder proposals meeting tests contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's 1996 Annual Meeting of Stockholders must be received by the Fund on or before May 1, 1996 to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material.

                                          By Order of the Board of Directors,

                                          WILLIAM H. BOHNETT
                                          Secretary

Dated: September 1, 1995

             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                        THE FIRST PHILIPPINE FUND INC.

                                    PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 26, 1995

     The undersigned hereby appoints Roberto U. Ticzon, Robert B. Oxnam and William H. Bohnett, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of The First Philippine Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The First Philippine Fund Inc. to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, N.Y., N.Y. 10019, on Thursday, October 26, 1995 at 9:30 A.M., New York time, and at any adjournments thereof.

     UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1), (2) AND (3).

                        (Continued, and to be signed and dated, on reverse side)


                                         THE FIRST PHILIPPINE FUND INC.
                                         P.O. BOX 11036
                                         NEW YORK, N.Y. 10203-0036

1. Election of Directors   FOR all nominees          WITHHOLD AUTHORITY to vote                 *EXCEPTIONS
                           listed below     / /      for all nominees listed below.   / /                    / /

Nominees: Stephen Bosworth, Leopoldo M. Clemente, Jr. and Peter Favila (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions ____________________________________________________________________

2. Ratification of selection of Price Waterhouse LLP as independent accountants:

FOR / /   AGAINST / /   ABSTAIN / /

3. In their discretion on any other business which may properly come before the meeting or any adjournments thereof.

FOR / /   AGAINST / /   ABSTAIN / /

Change of Address and
or Comments Mark Here   / /


                             Please sign exactly as your name or names appear above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                             Date ________________________________, 1995


                             ___________________________________________
                                     (Signature of Stockholder)

                             ___________________________________________
                                 (Signature of Joint Owner, if any)

                             VOTES MUST BE INDICATED
                             (X) IN BLACK OR BLUE INK.          /X/

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.